UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report: May 17 , 2007 (date of earliest event reported)

    Tidelands Bancshares, Inc.
(Exact name of registrant as specified in its charter)

    South Carolina
(State or other jurisdiction of incorporation)

001-33065	02-0570232
(Commission File Number)	(IRS Employer Identification No.)

875 Lowcountry Blvd., Mount Pleasant, South Carolina (Address of principal executive offices)	29464 (Zip Code)

    (843) 388-8433
(Registrant's telephone number, including area code)

    n/a
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.   OTHER EVENTS

On May 17, 2007, Tidelands Bancshares, Inc. issued a press release announcing the formation of the Employee Stock Ownership Plan for its employees. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated by reference herein. The description of the press release contained herein is qualified in its entirety by the full text of such exhibit.

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS

(c)     Exhibits

         Exhibit No.              Exhibit

         99.1                          Press release dated May 17, 2007

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIDELANDS BANCSHARES, INC.

Dated: May 17, 2007	By: /s/ Robert E. Coffee, Jr.
Robert E. Coffee, Jr.
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number         Description

99.1                Press Release dated May 17, 2007.